UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 26, 2016 (February 26, 2016)

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York		10006
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 26, 2016, Nasdaq, Inc. (“Nasdaq”) amended its By-Laws, following prior approval by Nasdaq’s board of directors and the U.S. Securities and Exchange Commission.

The amendments relate to the director classification provisions of the By-Laws. Specifically, Nasdaq revised Section 4.3 of the By-Laws to state that it may, rather than shall, include at least one, but no more than two, “Issuer Directors” on its board. In addition, Nasdaq revised Section 4.7 of the By-Laws to clarify the procedures when a director’s classification changes between annual meetings of stockholders.

The text of the By-Laws is attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

3.2	Nasdaq’s By-Laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASDAQ, INC.

Dated: February 26, 2016	By:	/S/ EDWARD S. KNIGHT
Edward S. Knight
Executive Vice President and General Counsel